UNITED STATES
                      SECURITIES AND EXCAHNGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): February 20, 2002
                                                        -----------------


                              BUYERS UNITED, INC.
                              -------------------
            (Exact Name of Registrant as Specified in its Charter)



               Delaware                                      87-0528557
               --------                                      ----------
       (State or Other Jurisdiction                       (I.R.S. Employer
            of Incorporation)                            Identification No.)


                                    0-26917
                                    -------
                                  (Commission
                                  file number)


    14870 Pony Express Road
       Bluffdale, Utah                                          84065
    -----------------------                                     -----
(Address of Principal Executive Offices)                      (Zip Code)



                                (801) 320-3300
                                --------------
                        (Registrant's Telephone Number,
                             Including Area Code)



                            BuyersOnline.com, Inc.
                            ----------------------
         (Former Name or Former Address, if Changed Since Last Report)





ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On February 20, 2002, Buyers United, Inc. (the "Company") dismissed Arthur Andersen LLP ("Andersen") as its independent public accountants. The change was recommended by the Company's Audit Committee and approved by the Company's Board of Directors.

     Andersen performed audits of the Company's financial statements as of and for the years ended December 31, 1999 and 2000. Their audit reports did not contain an adverse opinion or disclaimer of opinion; however, their audit reports for each of the years ended December 31, 1999 and 2000 were modified as to the uncertainty of the Company's ability to continue as a going concern. Their reports were not qualified or modified as to audit scope or accounting principles.

     During the years ended December 31, 1999 and 2000, and during the interim period from December 31, 2000 to February 20, 2002, there have been no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter of such disagreements in their reports.

     During the years ended December 31, 1999 and 2000 and during the interim period from December 31, 2000 to February 20, 2002, Andersen has not advised the Company of any reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

     Andersen has furnished the Company with a letter to the SEC stating they agree with the above statements. The letter is attached hereto as Exhibit 16.

     On February 20, 2002, the Company's Board of Directors engaged Crowe, Chizek and Company LLP ("Crowe Chizek") as the Company's new independent public accountants. Up to that date, neither the Company nor anyone on its behalf consulted Crowe Chizek regarding the application of accounting principles to specific transactions or the type of audit opinion that might be rendered on the Company's financial statements.



ITEM 7.  EXHIBITS

     Exhibit No.                          Description
     -----------    -------------------------------------------------------

         16         Letter from Arthur Andersen LLP dated February 26, 2002




                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BUYERS UNITED, INC.

Date: February 26, 2002                 By: /s/ Paul Jarman
      -----------------                     ---------------------------
                                            Paul Jarman, Vice President